UNITED STATES
           SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549

                        FORM 8-K

                     CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange
Act of 1934




Date of Report (Date of earliest event reported)
August 23, 1996


INTERNATIONAL AUTOMATED SYSTEMS, INC.
(Exact name of registrant as specified in its charter)



Utah               33-16531-D              87-0447580
(State or other     (Commission              (IRS Employer
jurisdiction       File Number)            Identification
of incorporation)                          No)


512 South 860  East, American Fork, Utah 84003
(Address of principal executive offices)  (Zip Code)




Registrant's telephone number, including area code
(801) 763-9965



N/A
(Former name or former address, if changed since last report.)




Item 1. Changes in Control of Registrant.

N/A

Item 2. Acquisition or Disposition of Assets.

N/A
Item 3.  Bankruptcy or Receivership.

N\A

Item 4.  Changes in Registrant's Certifying Accountants.

N/A

Item 5.  Other Events.

On August 16, 1996, the Company received a subpoena for the production of documents relating to all aspects of the Company's affairs from the U. S. Securities and Exchange
Commission.

The subpoena indicated that a formal order of private investigation had been issued by the SEC involving the Company. The subpoena was issued by a member of the staff of the Salt Lake City Office. Based on the preliminary nature of the investigation the Company at this time is unable to determine the result or outcome of the investigation.


Item 6.  Resignations of Registrant's Directors.

N/A


Item 7.  Financial Statements and Exhibits.

N/A

Item 8.  Change in Fiscal Year.

N/A


EXHIBITS:

         None.









                       SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


International Automated Systems, Inc.
                  (Registrant)




Neldon Johnson- President
Date: August 23, 1996

*Print name and title of the signing officer under his signature.